Vanguard International Dividend Appreciation ETF
Summary Prospectus
 February 28, 2025
Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard International Dividend Appreciation Index Fund ETF Shares (VIGI)
 The Fund’s statutory Prospectus and Statement of Additional Information dated February 28, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. companies that have a history of increasing dividends.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table has been restated to reflect current fees.
Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P Global Ex-U.S. Dividend Growers Index (the Index), which focuses on common stocks of high-quality companies located in developed and emerging markets, excluding the United States, that have both the ability and the commitment to grow their dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the collection of securities that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the global markets in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The inception date for the S&P Global Ex-U.S. Dividend Growers Index was June 1, 2021. Index returns are not provided prior to that date. The Spliced S&P Global Ex-U.S. Dividend Growers Index reflects the performance of the NASDAQ International Dividend Achievers Select Index through September 19, 2021, and the S&P Global Ex-U.S. Dividend Growers Index thereafter. S&P Global Ex-U.S. Dividend Growers Index returns are adjusted for withholding taxes. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The S&P Global Ex-U.S. Broad Market Index (BMI) (USD) is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International Dividend Appreciation Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	15.98%	June 30, 2020
Lowest	-18.83%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard International Dividend Appreciation Index Fund ETF Shares				02/25/2016
Based on NAV
Return Before Taxes	2.62%	5.14%	7.98%
Return After Taxes on Distributions	2.27	4.44	7.39
Return After Taxes on Distributions and Sale of Fund Shares	2.00	3.98	6.40
Based on Market Price
Return Before Taxes	2.73	5.11	8.01
Spliced S&P Global Ex-U.S. Dividend Growers Index (reflects no deduction for fees or expenses)	2.87%	5.30%	8.24%
S&P Global Ex-U.S. Dividend Growers Index (reflects no deduction for fees or expenses)	2.87	—	—
S&P Global Ex-U.S. BMI (USD) (reflects no deduction for fees or expenses)	2.98	1.69	4.61
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2021.
Michael Perre, Principal of Vanguard. He has co-managed the Fund since its inception in 2016.

Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
The S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard International Dividend Appreciation Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard International Dividend Appreciation Index ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard International Dividend Appreciation Index ETF particularly or the ability of the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard International Dividend Appreciation Index ETF. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard International

Dividend Appreciation Index ETF into consideration in determining, composing or calculating the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard International Dividend Appreciation Index ETF or the timing of the issuance or sale of Vanguard International Dividend Appreciation Index ETF or in the determination or calculation of the equation by which Vanguard International Dividend Appreciation Index ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard International Dividend Appreciation Index ETF. There is no assurance that investment products based on the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX AND S&P GLOBAL EX-U.S. BMI OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD INTERNATIONAL DIVIDEND APPRECIATION INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX AND S&P GLOBAL EX-U.S. BMI OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Vanguard International Dividend Appreciation Index Fund ETF Shares—Fund Number 4415
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
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Vanguard Marketing Corporation, Distributor.
SP 4415 022025